UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT Report

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2015

000-15701

(Commission file number)

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	84-1007839
(State of incorporation)	(IRS Employer Identification No.)
1185 Linda Vista Drive San Marcos, California 92078	(760) 744-7340
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)      The board of directors (the “Board”) of Natural Alternatives International, Inc. (the “Company”) dismissed the Company’s former accountant, Ernst & Young LLP (“E&Y”), on January 12, 2015. The E&Y report on the financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change auditors was approved by the Audit Committee of the Board (the “Audit Committee”).

During the Company’s two most recent fiscal years, and in the interim period ending on the date of the Company’s dismissal of E&Y, the Company has not had any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the Company’s two most recent fiscal years, and in the interim period ending on the date of the Company’s dismissal of E&Y, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

(b)     The Company has engaged Haskell & White LLP (“H&W”) as its new independent accountant. The Audit Committee and the Board have approved this engagement.

During the Company’s two most recent fiscal years, and in the interim period ending on the date of the Company’s engagement of H&W as its new independent accountant, the Company has consulted with H&W regarding the Company’s internal controls and procedures for financial reporting. The Company has not consulted with H&W regarding any other application of accounting principles to any specified transaction, completed or proposed, or the type of an audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company nor oral advice provided that H&W concluded was an important factor considered by the Company in reaching a decision as to any other accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event, as defined in Item 304(a)(1) of Regulation S-K. The Company has consulted with H&W only with respect to the adequacy of the Company’s internal controls and procedures for financial reporting, and H&W has only provided written reports and oral advice to the Company regarding the establishment, testing, adequacy and maintenance of the Company’s internal controls and procedures for financial reporting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
16.1 Letter from Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.

Date: January 15, 2015	By: /s/ Ken Wolf
Ken Wolf
Chief Financial Officer